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                                                                   Exhibit 10.16

         AGREEMENT TO RETIRE GENERAL PARTNER INTEREST (IMS AMERICA, LTD)


THIS AGREEMENT TO RETIRE GENERAL PARTNER INTEREST (this "Agreement"), is entered into and effective this 21st day of October, 1996, by and between D&B Investors L.P., a Delaware limited partnership (the "Partnership"), and IMS America, Ltd., a New Jersey corporation (the "Retiring General Partner").

WHEREAS, the Retiring General Partner, The Reuben H. Donnelley Corporation, a Delaware corporation, Dun & Bradstreet, Inc., a Delaware corporation, and RBDB, LLC, a Delaware limited liability company, formed the Partnership pursuant to that certain Agreement of Limited Partnership of D&B Investors L.P., dated October 14, 1993, as amended by that certain Partnership Agreement Amendment No. 1, dated as of October 14, 1993, and that certain Amendment No. 2 to the Agreement of Limited Partnership of D&B Investors L.P., dated October 5, 1995 (collectively the "Partnership Agreement," terms not otherwise defined herein are used herein as therein defined); and

WHEREAS, on October 5, 1995, the Reuben H. Donnelley Corporation retired from the Partnership, and on October 1, 1996, Duns Investing VII Corporation, a Delaware corporation, was assigned a portion of the interest of Dun & Bradstreet, Inc. and admitted to the Partnership as a Limited Partner, and RBDB, LLC retired from the Partnership, and on October 18, 1996, Utrecht-America Finance Co., a Delaware corporation, was assigned a portion of the interest of Dun & Bradstreet, Inc. and admitted to the Partnership as a Limited Partner; and

WHEREAS, the Retiring General Partner has elected to withdraw from the Partnership and to require its entire Interest in the Partnership (the "Redemption Interest") to be retired and redeemed by the Partnership in accordance with the terms of this Agreement and Section 11.2 of the Partnership Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:


                                    ARTICLE I
                 RETIREMENT, REDEMPTION AND ASSIGNMENT; CLOSING

SECTION 1.01. RETIREMENT AND REDEMPTION Subject to the terms and conditions set forth herein and Section 11.2 of the Partnership Agreement, the Retiring General Partner hereby assigns and transfers to the Partnership, and the Partnership hereby retires and redeems, the Redemption Interest. The closing of the transactions contemplated hereby (the "Closing") shall take place on the date first set forth above (the "Retirement Date") at 4:00 p.m.
(Delaware time).

SECTION 1.02. REDEMPTION CONSIDERATION. The assets to be conveyed by the Partnership to the Retiring General Partner as consideration for the retirement and redemption of the Redemption Interest shall be (a) 800,000 shares of common stock of The Dun & Bradstreet Corporation and (b) warrants representing the right to purchase 2,214,799 shares of common stock of The Dun & Bradstreet Corporation (collectively the "REDEMPTION CONSIDERATION"). In addition, the Retiring General Partner shall assume the UAF Obligation (as defined and further described in Section 2.01 hereof). The parties hereto acknowledge that the Redemption Consideration has been determined in accordance with Section 11.2(b) of the Partnership Agreement and further acknowledge that the aggregate fair market value of the Redemption Consideration (net of the UAF Obligation, as hereafter defined) equals the positive balance in the Retiring General Partner's Capital Account (taking into account the adjustments and allocations required by the first sentence of Section 11.2(b)(x) of the Partnership Agreement).

SECTION 1.03. DELIVERIES AT CLOSING. At the Closing, (a) each of the parties hereto shall deliver an executed counterpart of this Agreement, (b) the Partnership shall deliver the Redemption Consideration to the Retiring General Partner, including such documents and instruments as may be necessary to effectuate the transfer of the stock and warrants that comprise the Redemption Consideration to the Retiring General Partner as of the Retirement Date, and (c) the Retiring
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General Partner shall deliver to the Partnership such documents and instruments as may be necessary to effectuate the assumption of the UAF Obligation by the Retiring General Partner in accordance with Section 2.01 hereof.


                                   ARTICLE II
                          ASSUMPTION OF UAF OBLIGATION;
                              CONTINUING LIABILITY

2.01. ASSUMPTION OF UAF OBLIGATION. The parties acknowledge that the Partnership's outstanding liabilities consist solely of an obligation to Utrecht-America Finance Co. in the amount of $50 million Investment Principal and accrued Investment Return thereon (the "UAF Obligation"), which is governed by that certain Purchase Agreement, dated October 14, 1993, as amended, by that certain Purchase Agreement Amendment, dated as of October 14, 1993, that certain Amendment and Waiver to Purchase Agreement, dated April 15, 1994, that certain Third Amendment to Purchase Agreement, dated September 18, 1995, and that certain Fourth Amendment to Purchase Agreement dated October 3, 1996. In connection with the redemption and retirement of the Redemption Interest, the Partnership hereby assigns to the Retiring General Partner and the Retiring General Partner hereby assumes from the Partnership, as of the Retirement Date, the UAF Obligation. The Retiring General Partner hereby agrees, as of the Retirement Date, to indemnify, defend, protect and hold harmless the Partnership, the other original General Partners, and the Parent from any loss or liability relating to the UAF Obligation.

SECTION 2.02. CONTINUING LIABILITY. As among the Partners, the Retiring General Partner shall be relieved of all liabilities and obligations of the Partnership, whether contingent or otherwise, as of the Retirement Date, excluding only (a) the UAF Obligation and (b) any liability or obligation owing to the fraud, bad faith, wilful misconduct, or gross negligence of the Retiring Limited Partner. The Partnership and its remaining General Partner shall, as of the Retirement Date, indemnify, defend, protect, and hold harmless the Retiring General Partner from all liabilities and obligations from which the Retiring General Partner is, or is intended to be, relieved under this Section 2.02.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

SECTION 3.01. REPRESENTATIONS AND WARRANTIES OF PARTIES. Each party hereto represents and warrants to each of the other parties as follows:

(a) ORGANIZATION AND AUTHORIZATION. Such party is duly organized, validly existing and in good standing under the laws of the state of its organization and has all necessary power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the performance by such party of the transactions contemplated hereby have been duly authorized by all requisite action on the part of such party. This Agreement has been duly executed and delivered by such party. Assuming due authorization, execution and delivery by the other parties, this Agreement constitutes a legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, subject to applicable bankruptcy, insolvency or other laws affecting creditors' rights generally and to general equity principles.

(b) NO CONFLICT; REQUIRED FILINGS AND CONSENTS. The execution and delivery of this Agreement by such party does not, and the performance of this Agreement by such party will not conflict with or violate any law, rule or regulation applicable to such party or by which any of such party's properties is bound or affected, the result of which would have a material adverse effect on such party's ability to perform its obligations under this Agreement, (i) result in any breach of or constitute a default under any note, bond, mortgage, indenture, contract or other instrument or obligation to which such party is a party or by which any of its properties is bound or affected, the result of which would have a material adverse effect on such party's ability to perform its obligations under this Agreement, or (ii) require any consent, approval, exemption, authorization or permit of, or filing with or notification to, or other action by, any court, administrative agency, or governmental or regulatory authority.
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(c) ABSENCE OF LITIGATION. There is no pending or, to the best knowledge of such party, threatened claim, action, litigation, arbitration or governmental investigation or legal, administrative or regulatory proceeding against such party which purports to affect or challenge the legality, validity or enforceability of this Agreement or the consummation of the transactions contemplated hereunder.

SECTION 3.02 ADDITIONAL REPRESENTATION AND WARRANTY OF RETIRING GENERAL
PARTNER. The Retiring General Partner represents and warrants to each of the other parties hereto that it is the legal and beneficial owner of the Redemption Interest, that such ownership will be conveyed to the Partnership hereunder, and that such ownership is free and clear of any security interest, pledge, mortgage, lien (including environmental and tax liens), charge, adverse claim, option or other right to purchase, or other encumbrance (collectively an "Encumbrance").

SECTION 3.03. ADDITIONAL REPRESENTATION AND WARRANTY OF PARTNERSHIP. The Partnership represents and warrants to the Retiring General Partner that it is the legal and beneficial owner of the stock and warrants that comprise the Redemption Consideration, and that such ownership will be conveyed to the Retiring General Partner hereunder free and clear of any Encumbrance other than the UAF Obligation that the Retiring General Partner has assumed hereunder.

                                   ARTICLE IV
                            INDEMNIFICATION; SURVIVAL

SECTION 4.01 INDEMNIFICATION. Each of the parties hereto thereby agrees to indemnify each other party against, and hold each other party harmless from,any and all damage, loss, liability, tax, interest, penalties, and any other expense (including, without limitation, investigation and attorneys' fees and expenses in connection with any action, suit, proceeding, claim, investigation, or other loss) arising out of any inaccuracy or omission in any representation or warranty made by such party, any violation or breach of any covenant or agreement of such party, or any default with respect to any obligation of such party, under this Agreement, which, in the case of any of the foregoing, has a material adverse effect on the economic benefits to the other party of the transactions contemplated hereby.

SECTION 4.01. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations, warranties, covenants and agreement of each of the parties hereto shall survive and remain in full force and effect until performance in accordance with the terms hereof.

                                    ARTICLE V
                                  MISCELLANEOUS

SECTION 5.01 NOTICES. All notices, requests, claims, demands and other communications hereunder shall be made in accordance with the provisions of the Partnership Agreement, as amended from time to time.

SECTION 5.02 FURTHER ASSURANCES. Each party hereto agrees to execute and deliver, at its own expense, such other documents and instruments, including, without limitation, an amendment to or restatement of the Partnership Agreement, and take such other action, as any other party requests, to (a) consummate more effectively the transactions contemplated hereby, (b) carry out the terms and purposes of this Agreement, and (c) respond to or cooperate with any court, administrative agency, or governmental or regulatory authority.

SECTION 5.03 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the transferees, successors, assigns, heirs, beneficiaries, executors, administrators, partners, agents, employees, and representatives of each party hereto.

SECTION 5.04 NO THIRD-PARTY BENEFICIARIES. Nothing in this Agreement, expressed or implied, is intended or shall be construed to confer upon any person other than the parties hereto, and their successors and assigns, heirs, beneficiaries, executors, administrators, partners, agents, employees, and
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representatives, any rights, remedies, or claims under or by reason of this
Agreement.

SECTION 5.05 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof. Any and all suits, legal actions or proceedings against any party hereto arising out of this Agreement shall be brought in the state courts of the State of Delaware, or, if such court shall not have jurisdiction, the court of appropriate jurisdiction sitting in Wilmington, Delaware, and each party hereby submits to and accepts the exclusive jurisdiction of such courts for the purpose of such suits, legal action or proceedings. Each party hereto hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any such suit, legal action or proceeding in any such court and hereby further waives any claim that any suit, legal action or proceeding brought in any such court has been brought in an inconvenient forum.

SECTION 5.06 MODIFICATIONS AND WAIVERS. No supplement, modification, waiver or termination of this Agreement or any provisions hereof shall be binding unless executed in writing by all parties hereto. No waiver of any of the provisions of this Agreement shall constitute a waiver of any other provision (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided

SECTION 5.07 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement.

SECTION 5.08 SEVERABILITY. Each provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the legality or validity of the remainder of this Agreement.

SECTION 5.09 INCORPORATION BY REFERENCE. Every schedule attached to this Agreement and referred to herein is hereby incorporated in this Agreement by reference.

SECTION 5.10 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, between the parties with respect to the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                  PARTNERSHIP:

                                  D&B INVESTORS L.P.

                                  By: Dun & Bradstreet, Inc.
                                  Title: Managing General Partner

                                  By: /s/ [ILLEGIBLE]
                                  --------------------------------
                                  Title:
                                  --------------------------------

                                  RETIRING GENERAL PARTNER:

                                  By: IMS America, Ltd.
                                  Title: General Partner

                                  By: /s/ [ILLEGIBLE]
                                  --------------------------------
                                  Title: Asst. V.P.
                                  --------------------------------
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         SIGNATURE PAGE TO AGREEMENT TO RETIRE GENERAL PARTNER INTEREST
                               (IMS AMERICA, LTD.)


                              OFFICER'S CERTIFICATE

The undersigned, Stephen J. Boatti, Assistant Vice President of IMS AMERICA, LTD. (the "Company"), hereby certifies that the Company is within the definition of a qualified institutional buyer as defined in Rule 144A of the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto signed my name on the 21st day of October, 1996.

                                /s/ Stephen J. Boatti
                                -------------------------------
                                Name: Stephen J. Boatti
                                Title: Assistant Vice President

                               WARRANT ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby assigns and transfers unto IMS AMERICA, LTD., 100 Campus Road, Totown, New Jersey, 07512, the within Warrant, hereby irrevocably constituting and appointing the appropriate officer of The Dun & Bradstreet Corporation as attorney to transfer said Warrant on the books of The Dun & Bradstreet Corporation, with full power of substitution in the premises.

DATED: October 21, 1996

                               Signature of Registered Holder:

                               D&B INVESTORS L.P.

                               By:   DUN & BRADSTREET, INC.
                               its Managing General Partner

                               By: /s/ [ILLEGIBLE]
                               ---------------------------
                               Name:
                               Title:
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                                IMS AMERICA, LTD.

September 30, 1996

To: Dun & Bradstreet, Inc.,
    General Partner
    RBDB, LLC, Limited Partner

Re: D&B Investors L.P.

Dear Sirs:

Pursuant to Section 11.2 of the Agreement of Limited Partnership of D&B Investors L.P. (the "Partnership"), dated October 14, 1993, as amended (the "Partnership Agreement"), we hereby elect to withdraw from the Partnership and require that our entire Interest be retired.

The General Partnership Withdrawal Date shall be a date in early October 1996 mutually agreeable to you and to us.

Capitalized terms not defined herein shall have the meanings assigned to them in the Partnership Agreement.

IMS AMERICA, LTD.

By: /s/ Alan J. Klutch
--------------------------
Alan J. Klutch
Vice President